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                                                                   Exhibit 10.65

                                    GUARANTEE

         GUARANTEE dated as of August 31, 2001, made by HANOVER COMPRESSION LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER COMPRESSOR COMPANY, a Delaware corporation; HANOVER APPLIED PROCESS SOLUTIONS, INC., a Delaware corporation; EUREKA ENERGY LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER ACQUISITION LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER COMPRESSOR LIMITED HOLDINGS LLC, a Delaware limited liability company; HANOVER LAND LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER MAINTECH LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER/SMITH LIMITED PARTNERSHIP, a Delaware limited partnership; HANOVER OEC COMPRESSION CORPORATION, an Oklahoma corporation; PRODUCTION OPERATORS CORPORATION, a Delaware corporation; and PRODUCTION OPERATORS, INC., a Florida corporation (individually, a "Guarantor" and collectively, the "Guarantors"), in favor of the Beneficiaries (as hereinafter defined).

                              Preliminary Statement
                              ---------------------

         The Guarantors wish to induce (i) Hanover Equipment Trust 2001A (the "Lessor") to enter into this Guarantee and the other Operative Agreements to which it is a party; (ii) the Securityholders to purchase the Securities; and
(iii) the Certificate Holders to make the Certificate Holder Contributions and to enter into the Trust Agreement, the Participation Agreement (as hereinafter defined) and the other Operative Agreements to which they are a party.

         NOW, THEREFORE, in consideration of the premises contained herein and to induce (i) the Lessor to enter into this Guarantee and the other Operative Agreements to which it is a party; (ii) the Securityholders to purchase the Securities; and (iii) the Certificate Holders to make the Certificate Holder Contributions and to enter into the Trust Agreement, the Participation Agreement and the other Operative Agreements to which it is a party, the Guarantors hereby agree for the benefit of the Lessor, the Collateral Agent, the Securityholders, the Indenture Trustee and the Certificate Holders, and their respective successors and assigns (individually a "Beneficiary" and collectively, the "Beneficiaries"), as follows:

         1. Defined Terms. (a) Capitalized terms not otherwise defined herein (including in the Preliminary Statement) shall have the meanings ascribed to them in Annex A to the Participation Agreement dated as of the date hereof among Hanover Compression Limited Partnership (the "Lessee"), the Lessor, the Certificate Holders, the Guarantors, Indenture Trustee, Collateral Agent and the Trust Company, as the same may from time to time be amended, supplemented or otherwise modified (the "Participation Agreement").

         (b) As used herein, the following terms shall have the following meanings:

         "Contribution Obligations" means the collective reference to the outstanding amount of the Certificate Holder Contributions and the Certificate Holder Yield with respect thereto and all rights of the Certificate Holders to receive payments under the Trust Agreement and any of the other Operative Agreements.
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         "Guaranteed Obligations" means the collective reference to (i) the
Security Obligations, (ii) the Contribution Obligations and (iii) the Lease Obligations and, with respect to each such obligation, interest accruing thereon at the applicable rate provided in the Operative Agreements before and after maturity and interest accruing at the then applicable rate provided in the Operative Agreements after the filing of any petition in bankruptcy, or the commencement of an insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and whether such obligations are direct or indirect, absolute or contingent, due or to become due, or now existing or hereinafter incurred, which may arise, under, out of or in connection with any of the Operative Agreements, any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, Certificate Holder Contributions or Certificate Holder Yield, reimbursement obligations, fees, indemnities, costs, expenses, or payment obligations (including, without limitation, all fees and disbursements of counsel to any of the Beneficiaries that are required to be paid by Hanover pursuant to the terms of the Operative Agreements).

         "Lease Obligations" means the collective reference to the payment obligations and undertakings applicable to the Lessee contained in or arising under the Lease or any of the other Operative Agreements to which the Lessee is a party, including, but not limited to, the full and punctual payment by the Lessee, when due, of any and all Rent, the payments required pursuant to Section
17.2 and 17.3 of the Lease, the Purchase Option Price and the Final Rent
Payment.

         "Security Obligations" means the collective reference to the unpaid principal of and interest on the Securities and all other payment obligations and liabilities of the Lessor to the Securityholders under the Securities, the Indenture and any of the other Operative Agreements.

         "Tranche B Portion" means that portion of the principal balance of the Securities in excess of that portion of the principal balance of the Securities equal to (a) 77.33% times (b) the aggregate principal balance of the Securities.

         2. Guaranty. (a) Subject to the provisions of paragraph 2(b), the Guarantors hereby unconditionally and irrevocably fully guarantee, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to the Beneficiaries and their respective successors, endorsees, transferees and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Guaranteed Obligations.

         (b) Anything in any of the Operative Agreements to the contrary notwithstanding, the Guarantors shall not at any time be required to make any payment with regard to the Tranche B Portion or with regard to the Contribution Obligations unless at such time a Lease Event of Default has occurred and is continuing.

         (c) The Guarantors further agree, jointly and severally, to pay any and all costs, expenses (including all fees and disbursements of counsel) and damages which may be paid or incurred in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting from the Guarantors, any or all of the Guaranteed Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantors under this Guarantee.
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         3.   Right of Set-off. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Certificate Holders, Indenture Trustee, Collateral Agent and each Securityholder is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Lessor, the Guarantors or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by the Certificate Holders, Indenture Trustee, Collateral Agent or such Securityholder (including, without limitation, by branches and agencies of the Certificate Holders, Indenture Trustee, Collateral Agent or such Securityholder wherever located) to or for the credit or the account of the Guarantors against and on account of the obligations and liabilities of the Guarantors hereunder or under any of the other Operative Agreements, and all other claims of any nature or description arising out of or connected with this Guarantee or any other Operative Agreement, irrespective of whether the Certificate Holders, Indenture Trustee, Collateral Agent or such Securityholder shall have made any demand hereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Certificate Holders, Indenture Trustee, Collateral Agent and each Securityholder shall notify such Guarantor promptly of any such set-off and the application made by the Certificate Holders, Indenture Trustee or such Securityholder; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

         4. No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder or any set-off or application of funds of the Guarantors by any Securityholder, the Guarantors shall not be entitled to exercise or enforce any subrogation rights of the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder against the Lessor or any other Person or any collateral security or guarantee or right of offset held by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder for the payment of the Guaranteed Obligations, nor shall the Guarantors seek or be entitled to seek any contribution or reimbursement from the Lessor or any other Person in respect of payments made by the Guarantors hereunder, until all amounts owing to the Certificate Holders, Indenture Trustee, Collateral Agent and the Securityholders by the Lessor on account of the Guaranteed Obligations and all amounts owing hereunder are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantors on account of such subrogation rights at any time when all of the Guaranteed Obligations and all amounts owing hereunder shall not have been paid in full or the Commitments shall not have been terminated, such amount shall be held by the Guarantors in trust for the Certificate Holders, Indenture Trustee, Collateral Agent and the Securityholders, segregated from other funds of the Guarantors, and shall, forthwith upon receipt by the Guarantors, be turned over to the Collateral Agent in the exact form received by the Guarantors (duly indorsed by the Guarantors to the Collateral Agent, if required), to be applied against the Guaranteed Obligations, whether matured or unmatured, in such order as the Collateral Agent may determine.

         5. Amendments, etc. with respect to the Guaranteed Obligations; Waiver of Rights. The Guarantors shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantors and without notice to or further assent by the Guarantors, any demand for payment of any of the Guaranteed Obligations made by the
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Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder
may be rescinded by such party and any of the Guaranteed Obligations continued, and the Guaranteed Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder, and the Indenture, the Participation Agreement and the other Operative Agreements may be amended, modified, supplemented or terminated, in whole or in part, as the Indenture Trustee (or the Required Holders, as the case may be) may deem advisable from time to time in accordance with the terms thereof, and any collateral security, guarantee or right of offset at any time held by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. None of the Certificate Holders, the Indenture Trustee, the Collateral Agent or any Securityholder shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Guaranteed Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantors, the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder may, but shall be under no obligation to, make a similar demand on the Lessor, the Lessee or any other guarantor, and any failure by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder to make any such demand or to collect any payments from the Lessor, the Lessee or any other guarantor or any release of the Lessor, the Lessee or such other guarantor shall not relieve the Guarantors from their obligations under this Guarantee, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder against the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder upon this Guarantee or acceptance of this Guarantee, the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Lessor and such Guarantor, on the one hand, and the Indenture Trustee, Collateral Agent and the Securityholders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Lessor or such Guarantor with respect to the Guaranteed Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee and surety of payment (and not merely a guaranty of collection) without regard to (a) the validity, regularity or enforceability of the Indenture or any other Operative Agreement, any of the Guaranteed Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Beneficiaries, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Lessor, the Lessee or such Guarantor against the Beneficiaries, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Lessor, the Lessee or such Guarantor) which constitutes,
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or might be construed to constitute, an equitable or legal discharge of the
Lessor or the Lessee for the Guaranteed Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Beneficiaries may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Lessor, the Lessee or any other Person or against any collateral security or guarantee for the Guaranteed Obligations or any right of offset with respect thereto, and any failure by the Beneficiaries to pursue such other rights or remedies or to collect any payments from the Lessor, the Lessee or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Lessor, the Lessee or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Beneficiaries against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon such Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Beneficiaries and their respective successors, indorsees, transferees and assigns, until all the Guaranteed Obligations and the obligations of such Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Indenture the Lessor or the Lessee may be free from any Guaranteed Obligations. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Beneficiaries on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in the Indenture and the other Operative Agreements for the purposes of its guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations and (y) in the event of any such declaration of acceleration of such Guaranteed Obligations, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purposes of this Guarantee.

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Certificate Holders, Indenture Trustee, Collateral Agent or any Securityholder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Lessor, the Lessee or the Guarantors, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Lessor, the Lessee or the Guarantors or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. Limitation on Liability; Termination, Release and Discharge. The obligations of each Guarantor hereunder will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor (including, without limitation, any guarantees under the Senior Credit Agreement) and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under this Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Guarantor under this Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law.

         Each Guarantor may consolidate with or merge into or sell its assets to Hanover or another Guarantor without limitation. Subject to Section 9.10 of the Participation Agreement,
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each Guarantor may consolidate with or merge into or sell all or substantially all its assets to a corporation, partnership or trust other than the Hanover or another Guarantor (whether or not affiliated with the Guarantor), except that if the surviving corporation of any such merger or consolidation is a Subsidiary of Hanover, such merger, consolidation or sale shall not be permitted unless (i) the Person formed by or surviving any such consolidation or merger assumes all the obligations of such Subsidiary under this Guarantee pursuant to a supplemental guarantee in form and substance reasonably satisfactory to the Indenture Trustee, the Indenture and this Guarantee, (ii) immediately after giving effect to such transaction, no Default or Event of Default exists; and
(iii) Hanover delivers to the Indenture Trustee an Officers' Certificate and an Opinion of Counsel addressed to the Indenture Trustee with respect to the foregoing matters. Upon the sale or disposition of a Guarantor (by merger, consolidation, the sale of its Capital Stock or the sale of all or substantially all of its assets (other than by lease), and whether or not the Guarantor is the surviving corporation in such transaction) to a Person (whether or not an Affiliate of the Guarantor) which is not Hanover or a Restricted Subsidiary of Hanover (other than a Receivables Entity), which sale or disposition is otherwise in compliance with the Participation Agreement (including Sections 9.6, 9.8 and 9.10 thereof), such Guarantor will be deemed released from all its obligations under the Indenture and its Subsidiary Guarantee and such Subsidiary Guarantee will terminate; provided, however, that any such termination will occur only to the extent that all obligations of such Guarantor under the Senior Credit Agreement and all of its guarantees of, and under all of its pledges of assets or other security interests which secure, any other Indebtedness of Hanover or its Restricted Subsidiaries will also terminate upon such release, sale or transfer.

         A Guarantor will be deemed released and relieved of its obligations under this Guarantee without any further action required on the part of Hanover or such Guarantor upon the designation of such Guarantor as an Unrestricted Subsidiary in accordance with the terms of the Indenture.

         9. Subordination. (a) Agreement to Subordinate. Each Guarantor agrees that its obligations under this Guarantee are subordinated in right of payment to the prior payment in full in cash or Cash Equivalents of all Senior Indebtedness and Guarantor Senior Indebtedness of any Guarantor and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness and Guarantor Senior Indebtedness of the applicable Guarantor. This Guarantee shall in all respects rank pari passu with all other Senior Subordinated Indebtedness and Guarantor Senior Subordinated Indebtedness of each Guarantor and only Indebtedness of a Guarantor that is Senior Indebtedness and Guarantor Senior Indebtedness of such Guarantor will rank senior to this Guarantee in accordance with the provisions set forth herein.

         (b) Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of any Guarantor to creditors upon a total or partial liquidation or a total or partial dissolution of such Guarantor or in a reorganization, bankruptcy, insolvency, receivership or similar proceeding relating to such Guarantor or its properties or an assignment for the benefit of creditors or marshalling of such Guarantor's assets or liabilities:

              (i) holders of Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor shall be entitled to receive payment in full in cash or Cash Equivalents of the Senior Indebtedness or Guarantor Senior Indebtedness (including interest accruing after, or which would accrue but for the commencement of, any proceeding referred to in this
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         clause (b) at the rate specified in the applicable Senior Indebtedness or Guarantor Senior Indebtedness, whether or not a claim for such interest would be allowed), of such Guarantor before any Beneficiary shall be entitled to receive any payment of the Guaranteed Obligations with respect to this Guarantee; and

              (ii) until the Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor is paid in full in cash or Cash Equivalents, any payment or distribution to which any Beneficiary would be entitled but for this Section shall be made to holders of Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor, as their respective interests may appear.

         (c) Default on Guarantor Senior Indebtedness of Guarantors. A Guarantor shall not pay any obligations in respect of this Guarantee (collectively, "pay Guaranteed Obligations") if (A) any Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor is not paid when due in cash or Cash Equivalents or (B) any other default on Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor occurs and the maturity of such Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded in writing or (y) such Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor has been paid in full in cash or Cash Equivalents; provided, however, that such Guarantor may pay Guaranteed Obligations, without regard to the foregoing, if such Guarantor and the Indenture Trustee receive written notice approving such payment from any Representative of the Senior Indebtedness or Guarantor Senior Indebtedness of such Guarantor with respect to which either of the events set forth in clause (A) or (B) of this sentence has occurred and is continuing. During the continuance of any default (other than a default described in clause
(A) of the preceding sentence or a default resulting in acceleration described in clause (B) of the preceding sentence) with respect to any Designated Senior Indebtedness of any Guarantor pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, such Guarantor may not pay Guaranteed Obligations for a period (a "Payment Blockage Period") commencing upon the receipt by the Indenture Trustee of written notice (a "Blockage Notice") of such default from the Representative(s) of the holders of such Designated Senior Indebtedness of such Guarantor specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated
(i) by written notice to the Indenture Trustee from the Person or Persons who gave such Blockage Notice, (ii) because the default giving rise to such Blockage Notice is no longer continuing or (iii) because such Designated Senior Indebtedness of such Guarantor has been repaid in full in cash or Cash Equivalents). Notwithstanding the provisions of the immediately preceding sentence, unless (1) the holders of such Designated Senior Indebtedness of a Guarantor or the Representative(s) of such holders shall have accelerated the maturity of such Designated Senior Indebtedness or (2) an event described in clause (A) of this Section 9(c) then exists, such Guarantor may resume Guaranteed Obligations payments after the end of such Payment Blockage Period. Not more than one Blockage Notice may be given, and not more than one Payment Blockage may occur, in any consecutive 360-day period, irrespective of the number of defaults with respect to Designated Senior Indebtedness of any Guarantor during such period.
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         (d)  Acceleration of Payment of Guaranteed Obligations. If payment of
Guaranteed Obligations is accelerated because of a Lease Event of Default, each Guarantor shall promptly notify the holders of the Designated Senior Indebtedness of such Guarantor (or their Representatives) of the acceleration; provided, however, that any Guarantor shall be obligated to notify such a Representative only if such Representative has delivered or caused to be delivered to any Guarantor an address for service of such a notice (and any Guarantor shall only be obligated to deliver the notice to the address so specified). If any Designated Senior Indebtedness of any Guarantor is outstanding, no Guarantor shall pay Guaranteed Obligations until five (5) Business Days after the holders or Representative(s) of such Designated Senior Indebtedness of such Guarantor receive notice of such acceleration and, thereafter, may pay Guaranteed Obligations, only if this Section 9 otherwise permits payments at that time.

         (e) When Guaranteed Obligations Must Be Paid Over. If Guaranteed Obligations are paid (or distribution made with respect thereof) to any Beneficiary that because of this Section 9 should not have been paid or made, such Beneficiary shall hold such payment or distribution in trust for holders of Senior Indebtedness and Guarantor Senior Indebtedness of any Guarantor and promptly pay it over to them as their respective interests may appear.

         (f) Subrogation. After all Senior Indebtedness and Guarantor Senior Indebtedness of any Guarantor is paid in full and until the Guaranteed Obligations under this Guarantee are paid in full in cash or Cash Equivalents, each Beneficiary shall be subrogated to the rights of holders of Senior Indebtedness and Guarantor Senior Indebtedness of any Guarantor to receive payments applicable to Senior Indebtedness and Guarantor Senior Indebtedness of any Guarantor. Any payment made under this Section 9 to holders of Senior Indebtedness or Guarantor Senior Indebtedness of any Guarantor which otherwise would have been made to a Beneficiary is not, as between any Guarantor and such Beneficiary, a payment by any Guarantor of its obligations hereunder.

         (g) Relative Rights. This Section 9 defines the relative rights of the Beneficiaries and holders of any Guarantor's Senior Indebtedness and Guarantor Senior Indebtedness. Nothing in this Section 9 shall:

              (i) impair, as between any Guarantor and any Beneficiary, the obligation of any Guarantor which is absolute and unconditional, to pay Guaranteed Obligations under this Guarantee in accordance with its terms; or

              (ii) prevent any Beneficiary from exercising its available remedies upon a Lease Default or Lease Event of Default, subject to the rights of holders of any Guarantor's Senior Indebtedness or Guarantor Senior Indebtedness to receive payments and distributions otherwise payable to the Beneficiaries.

         (h) Subordination May Not Be Impaired by Any Guarantor. No right of any holder of Senior Indebtedness or Guarantor Senior Indebtedness of any Guarantor to enforce the subordination of the obligations under this Guarantee shall be impaired by any act or failure to act by any Guarantor or by the failure to comply with the terms of this Guarantee.
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         (i)  Distribution or Notice to Representative. Whenever a payment or distribution is to be made or a notice given to holders of Senior Indebtedness or Guarantor Senior Indebtedness of any Guarantor, the distribution may be made and the notice given to their Representative (if any).

         (j) Section 9 Not to Prevent Events of Default or Limit Right to Accelerate. The failure to make a Guaranteed Obligations payment, by reason of any provision in this Section 9, shall not be construed as preventing the occurrence of a Lease Default or Lease Event of Default. Nothing in this Section 9 shall have any effect on the right of Lessor to accelerate the Guaranteed Obligations or exercise any other remedies in connection therewith.

         (k) Reliance by Holders of Guarantor Senior Indebtedness on Subordination Provisions. Lessor acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness or Guarantor Senior Indebtedness of any Guarantor, whether such Senior Indebtedness or Guarantor Senior Indebtedness was created or acquired before or after the date hereof, to acquire, or to continue to hold, such Senior Indebtedness or Guarantor Senior Indebtedness and such holder of Senior Indebtedness or Guarantor Senior Indebtedness of any Guarantor shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness or Guarantor Senior Indebtedness.

         10. Payments. The Guarantors hereby guarantee that payments hereunder will be paid to the Collateral Agent without set-off or counterclaim in Dollars at the office of the Collateral Agent located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

         11. Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) one Business Day after delivery to a nationally recognized courier service specifying overnight delivery, (c) three Business Days after being deposited in the mail, certified or registered, postage prepaid, or (d) in the case of facsimile notice, when sent and receipt has been confirmed, addressed as follows:

              (a) if to the Lessor, the Certificate Holders, the Collateral Agent or Indenture Trustee, at their respective addresses or transmission numbers for notices provided in Section 14.3 of the Participation Agreement; and

              (b) if to any Guarantor, at its address or transmission number for notices set forth on the signature page below.

         The Certificate Holders, Indenture Trustee, each Securityholder and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section 12.

         12. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13. Integration. This Guarantee and the other Operative Agreements represents the agreement of the Guarantors with respect to the subject matter hereof and there are no promises or representations by the Lessor, the Certificate Holders, the Collateral Agent, any Securityholder or any Guarantor relative to the subject matter hereof not reflected herein or in the other Operative Agreements.

         14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by an instrument in writing executed by the Guarantors and the Collateral Agent.

         (b) None of the Lessor, the Certificate Holders, the Collateral Agent, nor any Securityholder shall by any act (except by a written instrument pursuant to Section 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lessor, the Certificate Holders, the Collateral Agent or any Securityholder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Certificate Holders, Indenture Trustee or any Securityholder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Certificate Holders, Indenture Trustee or such Securityholder would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         15. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         16. Successors and Assigns. The rights and obligations of the Guarantors may not be assigned or delegated without the prior written consent of the Beneficiaries, other than with respect to a merger, consolidation or other similar transaction involving any Guarantor or any direct or indirect beneficial owner of any Guarantor (to the extent otherwise permitted in the Operative Agreements). This Guarantee shall be binding upon the successors and assigns of the Guarantors and shall inure to the benefit of the Lessor, the Certificate Holders, the Collateral Agent and the Securityholders and their successors and assigns.

         17. SUBMISSION TO JURISDICTION; WAIVERS. (a) EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:

              (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND THE OTHER OPERATIVE AGREEMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

              (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

              (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PERSON AT ITS ADDRESS SET FORTH IN SECTION 11 OR AT SUCH OTHER ADDRESS OF WHICH THE INDENTURE TRUSTEE SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

              (iv)   AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO
         EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

              (v) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES.

         18. GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         19. Survival of Representations, Warranties, etc. All representations, warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lessor and shall continue in full force and effect until all of the obligations of the Guarantors under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of all the Guaranteed Obligations, and until performance in full of all obligations of Hanover in accordance with the terms and provisions of such agreements.

         20. Authority of Collateral Agent. Each Guarantor acknowledges that the rights and responsibilities of the Collateral Agent under this Guarantee with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Certificate Holders, the Securityholders and the Collateral Agent, be governed by the Indenture, the Participation Agreement and such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and each Guarantor, the Collateral shall be conclusively presumed to be acting as Collateral Agent for the Securityholders and the Certificate Holders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         21. Third Party Beneficiaries. Each Guarantor expressly acknowledges and agrees that each of the Trust Company, the Trustee, and the Indenture Trustee, and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates shall be a third party beneficiary of this Guaranty.

         22. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 4 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to Beneficiaries and each Guarantor shall remain liable to the Beneficiaries for the full amount guaranteed by such Guarantor hereunder.

         23. WAIVER OF JURY TRIAL. THE GUARANTORS EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                       HANOVER COMPRESSION LIMITED
                                       PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER COMPRESSOR COMPANY


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER APPLIED PROCESS SOLUTIONS,
                                       INC.


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       EUREKA ENERGY LIMITED PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER ACQUISITION LIMITED
                                       PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:

                                       HANOVER COMPRESSOR LIMITED
                                       HOLDINGS LLC


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER LAND LIMITED PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER MAINTECH LIMITED
                                       PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER/SMITH LIMITED PARTNERSHIP


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       HANOVER OEC COMPRESSION
                                       CORPORATION


                                       By: ____________________________________
                                           Name:
                                           Title:


                                       PRODUCTION OPERATORS CORPORATION


                                       By: ____________________________________
                                           Name:
                                           Title:

                                       PRODUCTION OPERATORS, INC.


                                       By: ____________________________________
                                           Name:
                                           Title:


Address for Notices for all Guarantors:

12001 North Houston Rosslyn
Houston, Texas 77806
Attention: Chief Financial Officer
Telecopy: 281-477-0821